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                                                                    Exhibit 99.2

           FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT

      First Amendment to Revolving Credit and Security Agreement, dated the 15th day of April, 2004, by and among by and among Oregon Metallurgical Corporation, a corporation organized under the laws of the State of Oregon ("Oremet"), Allegheny Ludlum Corporation, a corporation organized under the laws of the Commonwealth of Pennsylvania ("ALC"), ATI Properties, Inc., a corporation organized under the laws of the State of Delaware ("ATIP"), TDY Industries, Inc., a corporation organized under the laws of the State of California ("TDY"), ALC Funding Corporation, a corporation organized under the laws of the State of Delaware ("ALC Funding"), Jessop Steel Company, a corporation organized under the laws of the Commonwealth of Pennsylvania ("Jessop"), Jewel Acquisition, LLC, a limited liability company organized under the laws of the State of Delaware ("Jewel") (Oremet, ALC, ATIP, TDY, ALC Funding, Jessop and Jewel are each a "Borrower" and collectively the "Borrowers"), each of the Guarantors (as listed on the signature pages hereto), PNC Bank, National Association ("PNC"), Congress Financial Corporation ("Congress"), Fleet Capital Corporation ("Fleet") and GMAC Commercial Finance LLC ("GMAC") (PNC, Congress, Fleet, GMAC and each other lender listed on the signature pages hereto are each a "Lender" and collectively, the "Lenders"), PNC, as administrative agent and collateral agent for the Lenders (PNC, in such capacity, the "Agent"), Congress, Fleet and GMAC, each as documentation agents for the Lenders (collectively, the "Documentation Agents") (the "First Amendment").

                              W I T N E S S E T H:

      WHEREAS, the Borrowers, the Guarantors, the Lenders, the Agent and the Documentation Agents entered into that certain Revolving Credit and Security Agreement, dated June 13, 2003, pursuant to which, among other things, the Lenders agreed to extend credit to the Borrowers in an aggregate principal amount not to exceed Three Hundred Twenty Five Million and 00/100 Dollars ($325,000,000.00) (the "Loan Agreement"); and

      WHEREAS, the Borrowers and the Guarantors desire to amend certain provisions of the Loan Agreement and the Lenders and the Agent desire to permit such amendments pursuant to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

      1. All capitalized terms used herein which are defined in the Loan Agreement shall have the same meaning herein as in the Loan Agreement unless the context clearly indicates otherwise.

      2. The cover page of the Loan Agreement is hereby deleted in its entirety and replaced by the cover page attached hereto as Exhibit A.

      3. The first paragraph of the preamble of the Loan Agreement is hereby deleted in its entirety and in its stead is inserted the following:
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            Revolving Credit and Security Agreement, dated as of June 13, 2003, by and among Oregon Metallurgical Corporation, a corporation organized under the laws of the State of Oregon ("Oremet"), Allegheny Ludlum Corporation, a corporation organized under the laws of the Commonwealth of Pennsylvania ("ALC"), ATI Properties, Inc., a corporation organized under the laws of the State of Delaware ("ATIP"), TDY Industries, Inc., a corporation organized under the laws of the State of California ("TDY"), ALC Funding Corporation, a corporation organized under the laws of the State of Delaware ("ALC Funding"), Jessop Steel Company, a corporation organized under the laws of the Commonwealth of Pennsylvania ("Jessop"), Jewel Acquisition, LLC, a limited liability company organized under the laws of the State of Delaware ("Jewel") (Oremet, ALC, ATIP, TDY, ALC Funding, Jessop and Jewel are each a "Borrower" and collectively the "Borrowers"), each of the Guarantors (as hereinafter defined), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and PNC Bank, National Association ("PNC"), as administrative agent and collateral agent for the Lenders (PNC, in such capacity, the "Agent"), Congress Financial Corporation, Fleet Capital Corporation and GMAC Commercial Finance LLC, as documentation agents for the Lenders (collectively, the "Documentation Agents") and PNC Capital Markets, Inc. and J. P. Morgan Securities, Inc., as co-lead arrangers and joint book runners (collectively, the "Co-Lead Arrangers").

      4. Section 1.2 of the Loan Agreement is hereby amended by inserting the following definitions:

            "ALC J&L Note" shall mean the Promissory Note dated June 1, 2004, made by ALC in favor of J&L in the original principal amount of Seven Million Five Hundred Thousand and 00/100 Dollars ($7,500,000.00).

            "Anti-Terrorism Laws" shall mean any laws relating to terrorism or money laundering, including Executive Order No. 13224, the USA Patriot Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by the United States Treasury Department's Office of Foreign Asset Control (as any of the foregoing laws may from time to time be amended, renewed, extended, or replaced).

            "Arcelor" shall mean Arcelor S.A., a corporation organized under the laws of Luxembourg.



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            "Blocked Person" shall have the meaning assigned to such term in
      Section 5.23(b) hereof.

            "CIP Regulations" shall have the meaning assigned to such term in
      Section 14.11 hereof.

            "Drawing Date" shall have the meaning assigned to such term in
      Section 2.11(b) hereof.

            "Executive Order No. 13224" shall mean the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

            "Governmental Acts" shall have the meaning assigned to such term in
      Section 2.16 hereof.

            "J&L" shall mean J&L Specialty Steel, LLC, a limited liability company organized under the laws of the State of Delaware.

            "J&L Acquisition" shall mean the acquisition by Jewel of certain of the assets of J&L pursuant to and substantially consistent with the J&L Asset Purchase Agreement.

            "J&L Asset Purchase Agreement" shall mean the Asset Purchase Agreement, dated as of February 16, 2004, by and among J&L, Arcelor, Jewel and ALC.

            "J&L Asset Acquisition Documents" shall mean the J&L Asset Purchase Agreement, the ALC J&L Note, the Jewel J&L Note and all other documents, agreements and instruments executed in connection with the J&L Asset Acquisition Agreement.

            "J&L Note Repurchase" shall have the meaning assigned to such term in Section 7.16 hereof.

            "Jewel" shall have the meaning set forth in the preamble to this Agreement and shall include its successors and assigns.

            "Jewel J&L Asset Sale" shall have the meaning assigned to such term in Section 7.1(b) hereof.

            "Jewel J&L Note" shall mean the Promissory Note dated June 1, 2004, made by Jewel in favor of J&L in the original principal amount of Fifty Two Million Two Hundred Nine Thousand Three Hundred Sixty Seven and 00/100 Dollars ($52,209,367.00) which is secured by the Real Property and


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      Equipment of J&L acquired by Jewel pursuant to the J&L Asset Acquisition
      Documents and which is subject to adjustment pursuant to the J&L Asset Acquisition Documents.

            "Letter of Credit Borrowing" shall have the meaning assigned to such term in Section 2.11(d) hereof.

            "Order" shall have the meaning assigned to such term in Section 2.17 hereof.

            "Participation Advance" shall have the meaning assigned to such term in Section 2.11(d) hereof.

            "Proceeds of Equity Repurchase" shall have the meaning assigned to such term in Section 7.16 hereof.

            "Reimbursement Obligation" shall have the meaning assigned to such term in Section 2.11(b) hereof.

            "Suppressed Availability" shall mean an amount equal to the lesser of (1) (A) the sum of (i) the Formula Amount plus the aggregate Dollar Equivalent amount of outstanding Letters of Credit minus all Cash on Deposit and (ii) the lesser of (y) sixty percent (60%) of the difference between (a) the product of Eligible Inventory multiplied by sixty-five percent (65%), and (b) Two Hundred Million and 00/100 Dollars ($200,000,000), or (z) sixty percent (60%) of the difference between (a) the product of Eligible Inventory multiplied by eighty-five percent (85%) of the Net Orderly Liquidation Value (expressed as a percentage of cost) of Eligible Inventory, and (b) Two Hundred Million and 00/100 Dollars ($200,000,000) minus (B) the Maximum Revolving Advance Amount or (2) Fifty Million an 00/100 Dollars ($50,000,000); provided that Suppressed Availability shall never be less than zero and 00/100 Dollars ($0.00).

            "USA Patriot Act" shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

      5. Section 1.2 of the Loan Agreement is hereby amended by deleting the following definitions in their entirety and in their stead inserting the following:

            "Cash Dominion Triggering Event" shall mean the sum of the Borrowers' Undrawn Availability and Suppressed Availability is less than One Hundred Seventy-Five Million and 00/100 Dollars ($175,000,000.00) at which time the Borrowers shall comply with the terms of Section 4.15(d) and (h).



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            "Computation Date" shall have the meaning set forth in Section 2.20 hereof.

            "Defaulting Lender" shall have the meaning set forth in Section 2.22(a) hereof.

            "Optional Currency" shall mean any of the Euro or Swiss francs and any other currency approved by the Agent and the Lenders pursuant to
      Section 2.20 hereof.

            "Original Currency" shall have the meaning set forth in Section 2.24 hereof.

            "Other Currency" shall have the meaning set forth in Section 2.24 hereof.

            "Restricted Payments" shall mean (a) investments made by any Loan Party in accordance with Section 7.4(h), (b) loans and advances made by any Loan Party in accordance with Section 7.5(d) that have not been repaid within ninety (90) days of the date made, (c) prepayments, repurchases, redemptions, retirements or acquisitions made by ATI in accordance with
      Section 7.16(c), (d) prepayments, repurchases, redemptions, retirements or acquisitions made by ALC in accordance with Section 7.16(d), (e) prepayments, repurchases, redemptions, retirements or acquisitions made by ALC in accordance with Section 7.16(e), and (f) prepayments, repurchases, redemptions, retirements or acquisitions made by Jewel in accordance with
      Section 7.16(f).

      6. The second sentence of Section 2.8 of the Loan Agreement is hereby deleted in its entirety and in its stead is inserted the following:

            The maximum amount of the Dollar Equivalent amount of Letters of Credit outstanding shall not exceed One Hundred Seventy Five Million and 00/100 Dollars ($175,000,000.00) in the aggregate at any time.

      7. Subsection 2.10(a) of the Loan Agreement is hereby deleted in its entirety and in its stead is inserted the following:

            (a) Reserved.

      8. Subsection 2.10(d) of the Loan Agreement is hereby deleted in its entirety and in its stead is inserted the following:

            (d) Reserved.



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      9. Section 2.11 of the Loan Agreement is now Section 2.18 of the Loan
Agreement and all references to "Section 2.11" in such section are hereby deleted and replaced by the term "Section 2.18".

      10. Section 2.12 of the Loan Agreement is now Section 2.19 of the Loan Agreement and all references to "Section 2.12" in such section are hereby deleted and replaced by the term "Section 2.19".

      11. Section 2.13 of the Loan Agreement is now Section 2.20 of the Loan Agreement and all references to "Section 2.13" in such section are hereby deleted and replaced by the term "Section 2.20".

      12. Section 2.14 of the Loan Agreement is now Section 2.21 of the Loan Agreement and all references to "Section 2.14" in such section are hereby deleted and replaced by the term "Section 2.21".

      13. Section 2.15 of the Loan Agreement is now Section 2.22 of the Loan Agreement and all references to "Section 2.15" in such section are hereby deleted and replaced by the term "Section 2.22".

      14. Section 2.16 of the Loan Agreement is now Section 2.23 of the Loan Agreement and all references to "Section 2.16" in such section are hereby deleted and replaced by the term "Section 2.23".

      15. Section 2.17 of the Loan Agreement is now Section 2.24 of the Loan Agreement and all references to "Section 2.17" in such section are hereby deleted and replaced by the term "Section 2.24".

      16. The following is hereby inserted as a new Section 2.11 of the Loan
Agreement:

      2.11 Disbursements, Reimbursement.

            (a) Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from Agent a participation in such Letter of Credit and each drawing thereunder in an amount equal to such Lender's Commitment Percentage of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

            (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, Agent will promptly notify the Borrowing Agent. Provided that the Borrowing Agent shall have received such notice, Borrowers shall reimburse (such obligation to reimburse Agent shall sometimes be referred to as a "Reimbursement Obligation") Agent prior to 12:00 noon, Pittsburgh time on each date that an amount is paid by Agent


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      under any Letter of Credit (each such date, a "Drawing Date") in an amount equal to the amount so paid by Agent. In the event Borrowers fail to reimburse Agent for the full amount of any drawing under any Letter of Credit by 12:00 noon, Pittsburgh time, on the Drawing Date, Agent will promptly notify each Lender thereof, and Borrowers shall be deemed to have requested that Domestic Rate Loans be made by Lenders to be disbursed on the Drawing Date under such Letter of Credit, subject to the amount of the unutilized portion of the lesser of the Maximum Revolving Advance Amount or the Formula Amount and subject to the conditions set forth in Section
      8.2 other than any notice requirements. Any notice given by Agent pursuant to this Section 2.11(b) may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

            (c) Each Lender shall upon any notice pursuant to Section 2.11(b) make available to Agent an amount in immediately available funds equal to its Commitment Percentage of the amount of the drawing, whereupon Lenders shall (subject to Section 2.11(d)) each be deemed to have made a Domestic Rate Loan to Borrowers in that amount. If any Lender so notified fails to make available to Agent for the account of Agent the amount of such Lender's Commitment Percentage of such amount by no later than 2:00 p.m., Pittsburgh time on the Drawing Date, then interest shall accrue on such Lender's obligation to make such payment, from the Drawing Date to the date on which such Lender makes such payment (i) at a rate per annum equal to the Federal Funds Effective Rate during the first three (3) days following the Drawing Date and (ii) at a rate per annum equal to the rate applicable to Domestic Rate Loans on and after the fourth (4th) day following the Drawing Date. Agent will promptly give notice of the occurrence of the Drawing Date, but failure of the Agent to give any such notice on the Drawing Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligation under this Section 2.11(c).

            (d) With respect to any unreimbursed drawing that is not converted into a Domestic Rate Loan to Borrowers in whole or in part as contemplated by Section 2.11(b), because of Borrowers' failure to satisfy the conditions set forth in Section 8.2 other than any notice requirements or for any other reason, Borrowers shall be deemed to have incurred from Agent a borrowing (each a "Letter of Credit Borrowing") in the amount of such drawing. Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the Domestic Rate Loans. Each Lender's


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      payment to Agent pursuant to Section 2.11(c) shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a "Participation Advance" from such Bank in satisfaction of its participation obligation under this Section 2.11.

      17. The following is hereby inserted as a new Section 2.12 of the Loan
Agreement:

            2.12 Repayment of Participation Advances.

            (a) Upon (and only upon) receipt by Agent for its account of immediately available funds from Borrowers (i) in reimbursement of any payment made by Agent under the Letter of Credit with respect to which any Lender has made a Participation Advance to Agent, or (ii) in payment of interest on such a payment made by Agent under such a Letter of Credit, Agent will pay to each Lender, in the same funds as those received by Agent, the amount of such Lender's Commitment Percentage of such funds, except Agent shall retain the amount of the Commitment Percentage of such funds of any Lender that did not make a Participation Advance in respect of such payment by Agent.

            (b) If Agent is required at any time to return to any Borrower, or to a trustee, receiver, liquidator, custodian, or any official in any insolvency proceeding, any portion of the payments made by any Borrower to Agent pursuant to Section 2.11(b) in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Lender shall, on demand of Agent, forthwith return to Agent the amount of its Commitment Percentage of any amounts so returned by Agent plus interest thereon from the date such demand is made to the date such amounts are returned by such Lender to Agent, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time.

      18. The following is hereby inserted as a new Section 2.13 of the Loan
Agreement:

            2.13 Documentation.

            Each Borrower agrees to be bound by the terms of Agent's application and agreement for letters of credit and Agent's written regulations and customary practices relating to letters of credit, though such interpretation may be different from such Borrower's own. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is


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      understood and agreed that, except in the case of gross negligence or willful misconduct, Agent shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following any Borrower's instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

      19. The following is hereby inserted as a new Section 2.14 of the Loan
Agreement:

            2.14 Determinations to Honor Drawing Requests.

            In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, Agent shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

      20. The following is hereby inserted as a new Section 2.15 of the Loan
Agreement:

            2.15 Nature of Participation and Reimbursement Obligations. Each Lender's obligation in accordance with this Agreement to make the Revolving Advances or Participation Advances as a result of a drawing under a Letter of Credit, and the Obligations of Borrowers to reimburse Agent upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.15 under all circumstances, including the following circumstances:

                  (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against Agent or any of its Affiliates, any Borrower, ATI or any other Person for any reason whatsoever;

                  (ii) the failure of any Borrower or any other Person to comply, in connection with a Letter of Credit Borrowing, with the conditions set forth in this Agreement for the making of a Revolving Advance, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing and the obligation of the Lenders to make Participation Advances under Section 2.11;

                  (iii) any lack of validity or enforceability of any Letter of Credit;



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                  (iv) any claim of breach of warranty that might be made by any
      Borrower, any Subsidiary of any Borrower, ATI, or any Lender against any beneficiary of a Letter of Credit, or the existence of any claim, set-off, recoupment, counterclaim, crossclaim, defense or other right which any Borrower, ATI or any Lender may have at any time against a beneficiary, successor beneficiary any transferee or assignee of any Letter of Credit or the proceeds thereof (or any Persons for whom any such transferee may be acting), Agent or its Affiliates or any Lender or any other Person or, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Borrower, ATI or any Subsidiary of a Borrower and the beneficiary for which any Letter of Credit was procured);

                  (v) the lack of power or authority of any signer of (or any defect in or forgery of any signature or endorsement on) or the form of or lack of validity, sufficiency, accuracy, enforceability or genuineness of any draft, demand, instrument, certificate or other document presented under or in connection with any Letter of Credit, or any fraud or alleged fraud in connection with any Letter of Credit, or the transport of any property or provisions of services relating to a Letter of Credit, in each case even if Agent or any of Agent's Affiliates has been notified thereof;

                  (vi) payment by Agent or any of its Affiliates under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

                  (vii) the solvency of, or any acts of omissions by, any beneficiary of any Letter of Credit, or any other Person having a role in any transaction or obligation relating to a Letter of Credit, or the existence, nature, quality, quantity, condition, value or other characteristic of any property or services relating to a Letter of Credit;

                  (viii) any failure by Agent or any of Agent's Affiliates to issue any Letter of Credit in the form requested by any Borrower or ATI, unless Agent has received written notice from such Borrower or ATI of such failure within three (3) Business Days after Agent shall have furnished such Borrower or ATI a copy of such Letter of Credit and such error is material and no drawing has been made thereon prior to receipt of such notice;

                  (ix) any Material Adverse Effect on any Borrower or ATI;



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                  (x) any breach of this Agreement or any other Loan Document by any party thereto;

                  (xi) the occurrence or continuance of an insolvency proceeding with respect to any Borrower or ATI;

                  (xii) the fact that an Event of Default or a Default shall have occurred and be continuing;

                  (xiii) the fact that the Term shall have expired or this Agreement or the Commitments hereunder shall have been terminated; and

                  (xiv) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

      21. The following is hereby inserted as a new Section 2.16 of the Loan
Agreement:

            2.16 Indemnity.

            In addition to amounts payable as provided in Section 16.5, Borrowers hereby agree to protect, indemnify, pay and save harmless Agent and any of Agent's Affiliates that has issued a Letter of Credit from and against any and all claims, demands, liabilities, damages, taxes, penalties, interest, judgments, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel) which Agent or any of Agent's Affiliates may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit, other than as a result of (A) the gross negligence or willful misconduct of Agent as determined by a final judgment of a court of competent jurisdiction or (B) the wrongful dishonor by Agent or any of Agent's Affiliates of a proper demand for payment made under any Letter of Credit, except if such dishonor resulted from any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Governmental Acts").

      22. The following is hereby inserted as a new Section 2.17 of the Loan
Agreement:

            2.17 Liability for Acts and Omissions.

            As between any Borrower or ATI and Agent, or Agent's Affiliates, such Borrower or ATI assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in


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      limitation of the foregoing, the Agent shall not be responsible for any of the following including any losses or damages to any Borrower, any Subsidiary of any Borrower, or other Person or property relating therefrom: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if Agent or Agent's Affiliates shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of any Borrower, ATI or any Subsidiary of any Borrower against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among any Borrower, ATI or any Subsidiary of any Borrower and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or
      (viii) any consequences arising from causes beyond the control of Agent or Agent's Affiliates, as applicable, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of Agent's or Agent's Affiliates rights or powers hereunder. Nothing in the preceding sentence shall relieve Agent from liability for Agent's gross negligence or willful misconduct in connection with actions or omissions described in such clauses (i) through (viii) of such sentence.
      In no event shall Agent or Agent's Affiliates be liable to any Borrower, ATI or any Subsidiary of any Borrower for any indirect, consequential, incidental, punitive, exemplary or special damages or expenses (including without limitation attorneys' fees), or for any damages resulting from any change in the value of any property relating to a Letter of Credit.

            Without limiting the generality of the foregoing, Agent and each of its Affiliates (i) may rely on any oral or other


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      communication believed in good faith by Agent or such Affiliate to have been authorized or given by or on behalf of the applicant for a Letter of Credit, (ii) may honor any presentation if the documents presented appear on their face substantially to comply with the terms and conditions of the relevant Letter of Credit; (iii) may honor a previously dishonored presentation under a Letter of Credit, whether such dishonor was pursuant to a court order, to settle or compromise any claim of wrongful dishonor, or otherwise, and shall be entitled to reimbursement to the same extent as if such presentation had initially been honored, together with any interest paid by Agent or its Affiliate; (iv) may honor any drawing that is payable upon presentation of a statement advising negotiation or payment, upon receipt of such statement (even if such statement indicates that a draft or other document is being delivered separately), and shall not be liable for any failure of any such draft or other document to arrive, or to conform in any way with the relevant Letter of Credit; (v) may pay any paying or negotiating bank claiming that it rightfully honored under the laws or practices of the place where such bank is located; and
      (vi) may settle or adjust any claim or demand made on Agent or its Affiliate in any way related to any order issued at the applicant's request to an air carrier, a letter of guarantee or of indemnity issued to a carrier or any similar document (each an "Order") and honor any drawing in connection with any Letter of Credit that is the subject to such Order, notwithstanding that any drafts or other documents presented in connection with such Letter of Credit fail to conform in any way with such Letter of Credit.

            In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by Agent or Agent's Affiliates under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put Agent or Agent's Affiliates under any resulting liability to Borrowers, ATI or any Lender.

      23. Clause (b) of Subsection 4.15(i) of the Loan Agreement is hereby deleted in its entirety and in its stead is inserted the following:

            (b) the sum of the Borrowers' daily average Undrawn Availability and Suppressed Availability for the most recently ended six (6) consecutive calendar months has been greater than or equal to Two Hundred Twenty-Five Million and 00/100 Dollars ($225,000,000.00),

      24. The following is hereby inserted as a new Section 5.23 of the Loan
Agreement:

            5.23 Anti-Terrorism Laws.

            (a) None of the Loan Parties nor any Affiliate of any Loan Party, is in violation in any material respect of any Anti-Terrorism Law or engages in or conspires to engage in any material respect in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

            (b) None of the Loan Parties, nor any Affiliate of any Loan Party, is any of the following (each a "Blocked Person"):

                  (i) a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

                  (ii) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

                  (iii) a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

                  (iv) a Person that commits, threatens or conspires to commit or supports "terrorism" as defined in the Executive Order No. 13224;

                  (v) a Person that is named as a "specially designated national" on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list, or

                  (vi) a Person who is affiliated or associated with a Person listed above.

            No Loan Party knowingly (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224.

      25. Section 6.5 of the Loan Agreement is hereby deleted in its entirety and in its stead is inserted the following:

            6.5 Fixed Charge Coverage Ratio; Undrawn Availability/Suppressed Availability.

            Maintain a Fixed Charge Coverage Ratio (for ATI and its Subsidiaries on a consolidated basis) of not less than 1.0 to 1.0 calculated (i) as of the last day of the fiscal quarter ending September 30, 2003 for the period equal to the fiscal quarter then ending, (ii) as of the last day of the fiscal quarter ending December 31, 2003 for the period equal to the two (2) consecutive fiscal quarters then ending and (iii) as of the last day of the fiscal quarter ending March 31, 2004 for the period equal to the three (3) consecutive fiscal quarters then ending. Thereafter, ATI and its Subsidiaries shall maintain a Fixed Charge Coverage Ratio of not less than 1.0 to 1.0 as of the last day of the fiscal quarter ending June 30, 2004 for the period equal to the four (4) consecutive fiscal quarters then ending and as of the last day of each fiscal quarter thereafter for the period equal to the four (4) consecutive fiscal quarters then ending; provided, however, so long as (a) the sum of the Borrowers' Undrawn Availability and Suppressed Availability is not less than or equal to One Hundred Fifty Million and 00/100 Dollars ($150,000,000.00) for any period of five (5) consecutive days during the then current fiscal quarter and
      (b) the sum of the Borrowers' daily average Undrawn Availability and Suppressed Availability for any calendar month during the then current fiscal quarter is not less than or equal to One Hundred Fifty Million and 00/100 Dollars ($150,000,000.00), the Fixed Charge Coverage Ratio shall not be applicable. If (a) the sum of the Borrowers' Undrawn Availability and Suppressed Availability is less than or equal to One Hundred Fifty Million and 00/100 Dollars ($150,000,000.00) for any period of five (5) consecutive days during the then current fiscal quarter or (b) the sum of the Borrowers' daily average Undrawn Availability and Suppressed Availability for any calendar month during the then current fiscal quarter is less than or equal to One Hundred Fifty Million and 00/100 Dollars ($150,000,000.00), the Fixed Charge Coverage Ratio shall be applicable and shall be calculated as set forth above as of the last day of the fiscal quarter most recently ended based on the financial information required to be received with respect thereto pursuant to Section 9.6 hereof.

      26. The following is hereby inserted as a new Section 6.9 of the Loan
Agreement:

            6.9 Anti-Terrorism Laws.

            The Loan Parties and their respective Affiliates shall not knowingly
      (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224; or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the Executive Order No. 13224, the USA Patriot Act or any other Anti-Terrorism Law. The Loan Parties shall deliver to Lenders any certification or other evidence requested from time to time by any Lender in its sole reasonable discretion, confirming the Loan Parties' compliance with this Section 6.9.

      27. Paragraph 7) of Subsection 7.1(a) of the Loan Agreement is hereby deleted in its entirety and in its stead is inserted the following:

            7) with respect to each Permitted Acquisition other than the J&L Acquisition, the proforma Fixed Charge Coverage Ratio (for ATI and its Subsidiaries on a consolidated basis) after giving effect to such Permitted Acquisition (including the payment of any prospective portion of the purchase price or earn-outs) for the period equal to the four (4) consecutive fiscal quarters most recently ended shall not be less than 1.0 to 1.0; and

      28. Paragraph 8) of Subsection 7.1(a) of the Loan Agreement is hereby deleted in its entirety and in its stead is inserted the following:

            8) the Aggregate Consideration paid by any such Loan Party for all such Permitted Acquisitions (excluding the J&L Acquisition) shall not exceed Fifty Million and 00/100 Dollars ($50,000,000.00) in the aggregate in any fiscal year of the Loan Parties and Two Hundred Million and 00/100 Dollars ($200,000,000.00) in the aggregate during the Term.

      29. Paragraph 3) of Subsection 7.1(b) of the Loan Agreement is hereby amended by deleting the "and" at the end of such section.

      30. Paragraph 4) of Subsection 7.1(b) of the Loan Agreement is hereby amended by deleting the "." at the end of such section and inserting in its stead the following "; and".

      31. The following is hereby inserted as a new Paragraph 5) of Subsection 7.1(b) of the Loan Agreement:

            5) The sale by Jewel of any Real Property and Equipment acquired pursuant to the J&L Asset Acquisition Documents which is not otherwise permitted in Section 7.1(b) hereof (each such sale a "Jewel J&L Asset Sale") so long as all of the following requirements are met in connection with such sale or sales: (A) no Default or Event of Default shall have occurred and be continuing; (B) such sale shall be for fair market value and on arms length terms; and (C) Jewel shall prepay the amounts due pursuant to the Jewel J&L Note to the extent such prepayments are required under the terms of the J&L Asset Acquisition Documents. The Agent and the Lenders acknowledge that the J&L Asset Acquisition Documents provide that in certain cases Jewel may require J&L to reacquire Receivables, Inventory and other assets purchased by Jewel as part of the J&L Acquisition and that the principal of the Jewel J&L Note would be reduced as a result. Accordingly, the Agent shall release its Lien on such assets to the extent such assets constitute Collateral.

      32. Section 7.8 of the Loan Agreement is hereby amended by deleting the "and" immediately prior to clause (xi) of such section.

      33. Section 7.8 of the Loan Agreement is hereby amended by deleting the "." at the end of such section and inserting in its stead the following "; and".

      34. The following are hereby inserted as new clauses (xii) and (xiii) of
Section 7.8 of the Loan Agreement:

            (xii) Indebtedness owed to J&L pursuant to the ALC J&L Note and the Jewel J&L Note; and

            (xiii) Indebtedness which pursuant to its terms automatically converts into equity of ATI on a date or dates set forth in documents evidencing or governing such Indebtedness, provided that substantially all of the net proceeds of such Indebtedness are used to redeem, or to acquire and retire, all or a portion of the Indebtedness of ATI owed to the noteholders under that certain Indenture dated as of December 18, 2001 by and between ATI, as issuer and The Bank of New York, as trustee.

      35. Section 7.14 of the Loan Agreement is hereby deleted in its entirety and in its stead is inserted the following:

            7.14 Amendment of Articles of Incorporation, By-Laws, Certificate of Organization, Operating Agreement, J&L Asset Acquisition Documents, Etc.

            Amend, modify or waive any term or material provision of (i) its Articles of Incorporation, By-Laws, Certificate of Formation, Operating Agreement or other organizational documents, or (ii) the J&L Asset Acquisition Documents, which amendment, modification or waiver would reasonably be considered material to Agent, unless, in the case of (i) or (ii) above, required by law.

      36. Section 7.16 of the Loan Agreement is hereby deleted in its entirety and in its stead is inserted the following:

            7.16 Prepayment of Indebtedness.

            At any time, directly or indirectly, prepay any Indebtedness for Borrowed Money or repurchase, redeem, retire or otherwise acquire any Indebtedness for Borrowed Money of any Loan Party, except for the prepayment, repurchase, redemption, retirement or acquisition of the following: (a) any Indebtedness of any Loan Party owed to the Lenders; (b) any Indebtedness of any Loan Party owed to another Loan Party; (c) the Indebtedness of ATI owed to the noteholders under that certain Indenture dated as of December 18, 2001 by and between ATI, as issuer and The Bank of New York, as trustee; (d) the Indebtedness of ALC owed to the security holders under that certain Indenture dated as of December 15, 1995 by and between ALC and The Chase Manhattan Bank (National Association), as trustee; (e) the Indebtedness owed to J&L pursuant to the ALC J&L Note; and (f) the Indebtedness owed to J&L pursuant to the Jewel J&L Note (each such prepayment, repurchase, redemption, retirement or acquisition made in accordance with clauses (e) and (f) is a "J&L Note Repurchase"); provided, however, that with respect to clauses (c), (d), (e) and (f) above, no Default or Event of Default shall exist immediately prior to and after giving effect to such prepayment, repurchase, redemption, retirement or acquisition;

            and provided, further that with respect to clauses (c) and (d) above, the following additional requirements shall apply: (1) immediately prior to and after giving effect to such prepayment, repurchase, redemption, retirement or acquisition, the Borrowers' Undrawn Availability shall exceed One Hundred Fifty Million and 00/100 Dollars ($150,000,000.00), and (2) the aggregate amount paid by ATI and ALC for all such prepayments, repurchases, redemptions, retirements or acquisitions shall not exceed Twenty-Five Million and 00/100 Dollars ($25,000,000.00) in the aggregate in any fiscal year of the Loan Parties and One Hundred Million and 00/100 Dollars ($100,000,000.00) in the aggregate during the Term; provided, further that with respect to clause
      (c) above, ATI may prepay, repurchase, redeem, retire or acquire all or a portion of such Indebtedness (and such prepayment, repurchase, redemption, retirement or acquisition shall not constitute investments subject to the restrictions of Section 7.4) and the limits set forth in item (2) above shall not apply to such prepayment, repurchase, redemption, retirement or acquisition so long as such prepayment, repurchase, redemption, retirement or acquisition is made solely with the net proceeds received by ATI in connection with the issuance by ATI of common stock, preferred stock, convertible preferred stock or Indebtedness which pursuant to its terms automatically converts into equity of ATI on a date or dates set forth in documents evidencing or governing such Indebtedness pursuant to the universal shelf registration statement filed by ATI with the United States Securities and Exchange Commission on March 22, 2004 (each such prepayment, repurchase, redemption, retirement or acquisition is a "Proceeds of Equity Repurchase");



            and provided, further that with respect to clause (f) above, such prepayment, repurchase, redemption, retirement or acquisition is required under Section 7.1(b)(5).

      37. Section 7.17 of the Loan Agreement is hereby deleted in its entirety and in its stead is inserted the following:

            7.17 Aggregate Restricted Payments and Permitted Acquisitions Limitation.

            Notwithstanding anything to the contrary contained herein, the aggregate amount of the sum of all Restricted Payments (excluding each Proceeds of Equity Repurchase and each J&L Note Repurchase) permitted hereunder plus the Aggregate Consideration paid by the Loan Parties in connection with all Permitted Acquisitions (excluding the J&L Acquisition) shall not exceed Seventy-Five Million and 00/100 Dollars ($75,000,000.00) in the aggregate in any fiscal year of the Loan Parties and Two Hundred Million and 00/100 Dollars ($200,000,000.00) in the aggregate during the Term; provided, however, that if immediately prior to and after giving effect to a Restricted Payment (excluding each Proceeds of Equity Repurchase and each J&L Note Repurchase) or a Permitted Acquisition (excluding the J&L Acquisition), as the case may be, (a) no Event of Default or Default has occurred and is continuing, and (b) the Borrowers' Undrawn Availability equals or exceeds Three Hundred Million and 00/100 Dollars ($300,000,000.00), the limitations set forth above in this Section
      7.17 shall not be applicable (the period in which such limitations are not applicable is the "Aggregate Basket Suspension Period"). Notwithstanding the immediately preceding sentence, to the extent that the Aggregate Basket Suspension Period is not in effect, the sum of all Restricted Payments (excluding each Proceeds of Equity Repurchase and each J&L Note Repurchase) and the Aggregate Consideration paid by the Loan Parties in connection with all Permitted Acquisitions

      (excluding the J&L Acquisition) made during the Aggregate Basket Suspension Period shall be included in connection with the application of the limitations set forth above in this Section 7.17 as if the Aggregate Basket Suspension Period had not occurred. However, to the extent that the limitations set forth above in this Section 7.17 were exceeded during the Aggregate Basket Suspension Period, such excess shall not be considered a breach of this Section 7.17.

      38. The following is hereby inserted as a new Section 9.13 of the Loan
Agreement:

            9.13 Tax Shelter Regulations.

            None of the Borrowers, the Lenders or the Agent intend to treat the Advances and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event any of the Borrowers determine to take any action inconsistent with such intention, the Borrowers will promptly (1) notify the Agent thereof, and
      (2) deliver to the Agent a duly completed copy of IRS Form 8886 or any successor form. If the Borrowers so notify the Agent, the Borrowers acknowledge that one or more of the Lenders may treat its Advances as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, may maintain the lists and other records required by such Treasury Regulation.

      39. The following is hereby inserted as a new Section 14.11 of the Loan
Agreement:

            14.11 No Reliance on Agent's Customer Identification Program.

            Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Agent to carry out such Lender's, Affiliate's, participant's or assignee's customer identification program, or other obligations required or imposed under or pursuant to the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the "CIP Regulations"), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with any of the Loan Parties, their Affiliates or their agents, this Agreement, the Other Documents or the transactions hereunder or contemplated hereby: (1) any identity verification procedures, (2) any record keeping, (3) comparisons with government lists, (4) customer notices or (5) other procedures required under the CIP Regulations or such other laws.

      40. The following is hereby inserted as a new Section 16.18 of the Loan
Agreement:

            16.18 USA Patriot Act.

            Each Lender or assignee or participant of a Lender that is not incorporated under the Laws of the United States of America or a state thereof (and is not excepted from the certification requirement contained in Section 313 of the USA Patriot Act and the applicable regulations because it is both (i) an affiliate of a depository institution or foreign bank that maintains a physical presence in the United States or foreign country, and (ii) subject to supervision by a banking authority regulating such affiliated depository institution or foreign bank) shall deliver to the Agent the certification, or, if applicable, recertification, certifying that such Lender is not a "shell" and certifying to other matters as required by Section 313 of the USA Patriot Act and the applicable regulations: (1) within ten (10) days after the Closing Date, and (2) as such other times as are required under the USA Patriot Act.

      41. The provisions of Section 2 through 40 and Sections 45 and 46 of this First Amendment shall not become effective until the Agent has received the following, each in form and substance acceptable to the Agent:

            (a) this First Amendment, duly executed by each Loan Party and the Required Lenders;

            (b) an amendment fee equal to one quarter of one percent (.25%) multiplied by the product of (i) the aggregate Commitment Percentage of all Lenders executing this First Amendment multiplied (each an "Approving Lender" and collectively, the "Approving Lenders") by (ii) the Maximum Revolving Advance Amount, payable to the Agent for the ratable benefit of the Approving Lenders;

            (c) the documents listed in the Preliminary Closing Checklist set forth on Exhibit B attached hereto and made a part hereof;

            (d) evidence of the closing of the transactions set forth in the J&L Asset Acquisition Documents; and

            (e) such other documents as may be reasonably requested by the Agent.

      42. The Loan Parties hereby reconfirm and reaffirm all representations and warranties, agreements and covenants made by and pursuant to the terms and conditions of the Loan Agreement, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with the Loan Agreement or as set forth in this First Amendment or the exhibits attached hereto, and except any such representations or warranties made as of a specific date or time, which shall have been true and correct in all material respects as of such date or time.

      43. The Loan Parties acknowledge and agree that each and every document, instrument or agreement which at any time has secured payment of the Obligations including, but not limited to, (i) the Loan Agreement, (ii) the Intellectual Property Security Agreement, (iii) the Assignment of Account, and (iv) the Account Control Agreement continue to secure prompt payment when due of the Obligations.

      44. The Loan Parties hereby represent and warrant to the Lenders and the Agent that (i) the Loan Parties have the legal power and authority to execute and deliver this First Amendment; (ii) the officers of the Loan Parties executing this First Amendment have been duly authorized to execute and deliver the same and bind the Loan Parties with respect to the provisions hereof; (iii) the execution and delivery hereof by the Loan Parties and the performance and observance by the Loan Parties of the provisions hereof and of the Loan Agreement and all documents executed or to be executed therewith, do not violate or conflict with the organizational documents of the Loan Parties or any law applicable to the Loan Parties or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Loan Parties and (iv) this First Amendment, the Loan Agreement and the documents executed or to be executed by the Loan Parties in connection herewith or therewith constitute valid and binding obligations of the Loan Parties in every respect, enforceable in accordance with their respective terms.

      45. The Agent and the Lenders acknowledge that the bonds evidencing the ALC IRB Debt (as defined below) have been put back to ALC by the remarketing agent under terms of the Indenture dated March 1, 2000 by and among ALC, the Allegheny County Industrial Development Authority ("ACIDA") and National City Bank of Pennsylvania, as Trustee (the "Trustee") (the "ALC IRB Debt") and that ALC does not intend to cause such bonds to be remarketed. The Agent and Lenders agree and consent to ALC taking all appropriate actions to deliver such bonds to the ACIDA and/or the Trustee for cancellation.

      46. Jewel hereby joins in and becomes a party to the Loan Agreement, the Notes and each of the Other Documents to which the Borrowers are a party (all such documents are collectively the "Joinder Documents") as if it were an original signatory thereto as and when each such Joinder Document was first executed and delivered. Jewel hereby agrees that effective on and as of the date hereof, it hereby is, and shall be deemed to be, a Borrower under each of the Joinder Documents and agrees that from the date hereof and so long as the Joinder Documents are in effect and until the payment in full of the Obligations and the performance of all other obligations of the Borrowers under the Loan Agreement and the Other Documents, Jewel has assumed the obligations of a Borrower under each of the Joinder Documents, and Jewel shall perform, comply with and be subject to and bound by, jointly and severally, each of the terms, provisions and waivers contained therein which are stated to apply to or are made by a Borrower. Jewel hereby makes, affirms, and ratifies in favor of the Agent (for itself and for the benefit of the Lenders), each of the Joinder Documents. When executed and delivered, this First Amendment may be attached to each of the Joinder Documents as evidence of the joinder of Jewel in and to each such Joinder Document.

      47. Subject to Section 29 of this First Amendment, the Loan Parties represent and warrant that (i) no Event of Default exists under the Loan Agreement, nor will any occur as a result of the execution and delivery of this First Amendment or the performance or observance of any provision hereof; (ii) the Schedules attached to and made part of the Loan Agreement are true and correct as of the date hereof in all material respects and there are no material modifications or supplements thereto, except as attached hereto as Exhibit C; and (iii) they presently have no claims or actions of any kind at law or in equity against the Lenders or the Agent arising out of or in any way relating to the Loan Agreement or the Other Documents.

      48. Each reference to the Loan Agreement that is made in the Loan Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Loan Agreement as amended hereby.

      49. The agreements contained in this First Amendment are limited to the specific agreements made herein. Except as amended hereby, all of the terms and conditions of the Loan Agreement shall remain in full force and effect. This First Amendment amends the Loan Agreement and is not a novation thereof.

      50. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

      51. This First Amendment shall be governed by, and shall be construed and enforced in accordance with, the Laws of the Commonwealth of Pennsylvania without regard to the principles or the conflicts thereof. The Loan Parties hereby consent to the jurisdiction and venue of the Court of Common Pleas of Allegheny County, Pennsylvania and the United States District Court for the Western District of Pennsylvania with respect to any suit arising out of or mentioning this First Amendment.

                           [INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto, have caused this First Amendment to be duly executed by their duly authorized officers on the day and year first above written.

                                                            Borrowers:
ATTEST                                                      Oregon Metallurgical Corporation

By: /s/ M. B. Luksik                                        By:     /s/ Dale G. Reid
    ------------------------------                                  ----------------------------------------
Name:  Mary Beth Luksik                                     Name:   Dale G. Reid
Title: Assistant Secretary                                  Title:  Vice President, Controller, Chief
                                                                    Accounting Officer and Treasurer

ATTEST                                                      Allegheny Ludlum Corporation

By: /s/ M. B. Luksik                                        By:     /s/ Dale G. Reid
    ------------------------------                                  ----------------------------------------
Name:  Mary Beth Luksik                                     Name:   Dale G. Reid
Title: Assistant Secretary                                  Title:  Vice President, Controller, Chief
                                                                    Accounting Officer and Treasurer

ATTEST                                                      ATI Properties, Inc.

By: /s/ M. B. Luksik                                        By:     /s/ Dale G. Reid
    ------------------------------                                  ----------------------------------------
Name:  Mary Beth Luksik                                     Name:   Dale G. Reid
Title: Assistant Secretary                                  Title:  Vice President, Controller, Chief
                                                                    Accounting Officer and Treasurer

ATTEST                                                      TDY Industries, Inc.

By: /s/ M. B. Luksik                                        By:     /s/ Dale G. Reid
    ------------------------------                                  ----------------------------------------
Name:  Mary Beth Luksik                                     Name:   Dale G. Reid
Title: Assistant Secretary                                  Title:  Vice President, Controller, Chief
                                                                    Accounting Officer and Treasurer

ATTEST                                                      ALC Funding Corporation

By: /s/ M. B. Luksik                                        By:    /s/ Dale G. Reid
    ------------------------------                                 ----------------------------------------
Name:  Mary Beth Luksik                                     Name:  Dale G. Reid
Title: Assistant Secretary                                  Title: President

ATTEST                                                      Jessop Steel Company

By: /s/ M. B. Luksik                                        By:    /s/ Dale G. Reid
    ------------------------------                                 ----------------------------------------
Name:  Mary Beth Luksik                                     Name:  Dale G. Reid
Title: Assistant Secretary                                  Title: Vice President, Controller, Chief
                                                                   Accounting Officer and Treasurer

ATTEST                                                      Jewel Acquisition, LLC

By: /s/ M. B. Luksik                                        By:    /s/ Dale G. Reid
    ------------------------------                                 ----------------------------------------
Name:  Mary Beth Luksik                                     Name:  Dale G. Reid
Title: Assistant Secretary                                  Title: Vice President, Controller, Chief
                                                                   Accounting Officer and Treasurer

                                                            Guarantors:

ATTEST                                                      Allegheny Technologies Incorporated

By: /s/ M. B. Luksik                                        By:    /s/ Dale G. Reid
    ------------------------------                                 ----------------------------------------
Name:  Mary Beth Luksik                                     Name:  Dale G. Reid
Title: Assistant Secretary                                  Title: Vice President, Controller, Chief
                                                                   Accounting Officer and Treasurer

ATTEST                                                      ATI Funding Corporation

By: /s/ M. B. Luksik                                        By:    /s/ Dale G. Reid
    ------------------------------                                 ----------------------------------------
Name:  Mary Beth Luksik                                     Name:  Dale G. Reid
Title: Assistant Secretary                                  Title: President

ATTEST                                                      TDY Holdings, LLC

By: /s/ M. B. Luksik                                        By:    /s/ Dale G. Reid
    ------------------------------                                 ----------------------------------------
Name:  Mary Beth Luksik                                     Name:  Dale G. Reid
Title: Assistant Secretary                                  Title: President

ATTEST                                                       International Hearth Melting, LLC

By: /s/ M. B. Luksik                                        By:    Oregon Metallurgical Corporation
    ------------------------------
Name:  Mary Beth Luksik
Title: Assistant Secretary                                  By:    /s/ Dale G. Reid
                                                                   ----------------------------------------
                                                            Name:  Dale G. Reid
                                                            Title: Vice President, Controller, Chief
                                                                   Accounting Officer and Treasurer

ATTEST                                                      Rome Metals, Inc.

By: /s/ M. B. Luksik                                        By:    /s/ Dale G. Reid
    ------------------------------                                 ----------------------------------------
Name:  Mary Beth Luksik                                     Name:  Dale G. Reid
Title: Assistant Secretary                                  Title: Vice President, Controller, Chief
                                                                   Accounting Officer and Treasurer

ATTEST                                                      TI Oregon, Inc.

By: /s/ M. B. Luksik                                        By:    /s/ Dale G. Reid
    ------------------------------                                 ----------------------------------------
Name:  Mary Beth Luksik                                     Name:  Dale G. Reid
Title: Assistant Secretary                                  Title: Vice President, Controller, Chief
                                                                   Accounting Officer and Treasurer

ATTEST                                                      Titanium Wire Corporation

By: /s/ M. B. Luksik                                        By:    /s/ Dale G. Reid
    ------------------------------                                 ----------------------------------------
Name:  Mary Beth Luksik                                     Name:  Dale G. Reid
Title: Assistant Secretary                                  Title: Vice President, Controller, Chief
                                                                   Accounting Officer and Treasurer

ATTEST                                                      ATI Canada Holdings, Inc.

By: /s/ M. B. Luksik                                        By:    /s/ Dale G. Reid
    ------------------------------                                 ----------------------------------------
Name:  Mary Beth Luksik                                     Name:  Dale G. Reid
Title: Assistant Secretary                                  Title: Vice President, Controller, Chief
                                                                   Accounting Officer and Treasurer

ATTEST                                                      Allegheny Technologies International, Inc.

By: /s/ M. B. Luksik                                        By:    /s/ Dale G. Reid
    ------------------------------                                 ----------------------------------------
Name:  Mary Beth Luksik                                     Name:  Dale G. Reid
Title: Assistant Secretary                                  Title: Vice President, Controller, Chief
                                                                   Accounting Officer and Treasurer

ATTEST                                                      AII Acquisition Corp.

By: /s/ M. B. Luksik                                        By:    /s/ Dale G. Reid
    ------------------------------                                 ----------------------------------------
Name:  Mary Beth Luksik                                     Name:  Dale G. Reid
Title: Assistant Secretary                                  Title: Vice President, Controller, Chief
                                                                   Accounting Officer and Treasurer

ATTEST                                                      AII Investment Corp.

By: /s/ M. B. Luksik                                        By:    /s/ Dale G. Reid
    ------------------------------                                 ----------------------------------------
Name:  Mary Beth Luksik                                     Name:  Dale G. Reid
Title: Assistant Secretary                                  Title: President

ATTEST                                                      Environmental, Inc.

By: /s/ M. B. Luksik                                        By:    /s/ Dale G. Reid
    ------------------------------                                 ----------------------------------------
Name:  Mary Beth Luksik                                     Name:  Dale G. Reid
Title: Assistant Secretary                                  Title: Vice President, Controller, Chief
                                                                   Accounting Officer and Treasurer

                                          Agent and Lenders:

                                          PNC Bank, National Association,
                                          as Lender and as Agent

                                          By:    /s/ Eric L. Moore
                                                 -------------------------
                                          Name:  Eric L. Moore
                                          Title: Vice President

                                          JPMorgan Chase Bank

                                          By:    /s/ James H. Ramage
                                                 -------------------------
                                          Name:  James H. Ramage
                                          Title: Managing Director

                                          Congress Financial Corporation,
                                          as Lender and as Documentation Agent

                                          By:    /s/ Thomas A. Martin
                                                 -------------------------
                                          Name:  Thomas A. Martin
                                          Title: Vice President

                                          Fleet Capital Corporation, as
                                          Lender and as Documentation Agent

                                          By:    /s/ Robert Anchundia
                                                 -------------------------
                                          Name:  Robert Anchundia
                                          Title: Vice President

                                          GMAC Commercial Finance LLC, as
                                          Lender and as Documentation Agent

                                          By:    /s/ Kathryn Williams
                                                 -------------------------
                                          Name:  Kathryn Williams
                                          Title: Senior Vice President

                                          Wells Fargo Foothill, Inc.

                                          By:    /s/ Dennis King
                                                 -------------------------
                                          Name:  Dennis King
                                          Title: Assistant Vice President

                                          Mellon Bank, N.A.

                                          By:    /s/ John R. Cooper
                                                 -------------------------
                                          Name:  John R. Cooper
                                          Title: Vice President

                                          General Electric Capital
                                          Corporation

                                             By:    /s/ Brian Deck
                                                    -------------------------
                                             Name:  Brian Deck
                                             Title: Duly Authorized Signatory

                                             Bank of America, N.A.

                                             By:    /s/ Edmundo Kahn
                                                    -------------------------
                                             Name:  Edmundo Kahn
                                             Title: Vice President

                                             Citicorp USA, Inc.

                                             By:    /s/ Daniel J. Miller
                                                    -------------------------
                                             Name:  Daniel J. Miller
                                             Title: Vice President

                                             Transamerica Business Capital
                                             Corporation

                                             By:    /s/ Brian Deck
                                                    -------------------------
                                             Name:  Brian Deck
                                             Title: Duly Authorized Signatory

                                             Bank of Tokyo-Mitsubishi Trust
                                             Company

                                             By:    /s/ Karen Ossolinski
                                                    -------------------------
                                             Name:  Karen Ossolinski
                                             Title: Vice President

                                             National City Bank of Pennsylvania

                                             By:    /s/ Nicole V. Callam
                                                    -------------------------
                                             Name:  Nicole V. Callam
                                             Title: Banking Officer

                                             ORIX Financial Services, Inc.

                                             By:    /s/ J. Paul Hicks
                                                    -------------------------
                                             Name:  J. Paul Hicks
                                             Title: First Vice President

                                             Whitehall Business Credit
                                             Corporation

                                             By:    /s/ Alan F. McKay
                                                    -------------------------
                                             Name:  Alan F. McKay
                                             Title: Vice President

                                    EXHIBIT A

                                REVOLVING CREDIT

                                       AND

                               SECURITY AGREEMENT



                         PNC BANK, NATIONAL ASSOCIATION
          (AS LENDER, AS ADMINISTRATIVE AGENT AND AS COLLATERAL AGENT)



                                       AND

JPMORGAN CHASE BANK (AS LENDER), CONGRESS FINANCIAL CORPORATION (AS LENDER AND
      AS DOCUMENTATION AGENT), FLEET CAPITAL CORPORATION (AS LENDER AND AS DOCUMENTATION AGENT), GMAC COMMERCIAL FINANCE LLC (AS LENDER AND AS
 DOCUMENTATION AGENT) AND SUCH OTHER LENDERS WHICH ARE NOW OR HEREAFTER A PARTY
                                     HERETO

                                       AND

          PNC CAPITAL MARKETS, INC. AND J. P. MORGAN SECURITIES, INC.,
                  (AS CO-LEAD ARRANGERS AND JOINT BOOK RUNNERS)

                                       AND

               OREGON METALLURGICAL CORPORATION, ALLEGHENY LUDLUM
            CORPORATION, ATI PROPERTIES, INC., TDY INDUSTRIES, INC.,
    ALC FUNDING CORPORATION, JESSOP STEEL COMPANY AND JEWEL ACQUISITION, LLC
                                 (AS BORROWERS)

                                       AND

                          THE GUARANTORS PARTY THERETO
                                 (AS GUARANTORS)



                                  JUNE 13, 2003